Share Repurchase Program	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
Share Repurchase Program

11. SHARE REPURCHASE PROGRAM

In May 2021, the Company announced that its Board of Directors had approved a share repurchase program of up to US$150 million of the Company’s outstanding ADSs over the next 12 months. From 2022 to March 2025, the Board of Directors of the Company has approved multiple extensions of the expiration date of the share repurchase program, which was extended to May 21, 2026. Under the terms of this program, the Company may repurchase its issued and outstanding ADSs in open-market transactions on the New York Stock Exchange. As of December 31, 2024, the Company has repurchased 7,305,138 ADSs (equivalent to 7,305,138 Class A ordinary shares) for approximately US$49,438,661 under this program.

The Company accounts for repurchased ordinary shares under the cost method and includes such treasury stock as a component of the shareholders’ equity.